UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

Gladstone Commercial Corporation

(Exact name of registrant as specified in its chapter)

Maryland

(State or Other Jurisdiction

of Incorporation)

001-33097	02-0681276
(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 1, 2014, Gladstone Commercial Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted and approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 21, 2014.

Proposal 1: The election of two directors to hold office until the 2017 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Michela A. English	5,892,145	181,385	7,675,582
Anthony W. Parker	5,903,489	170,041	7,675,582

The following directors will continue to hold office until the 2015 Annual Meeting of Stockholders:

Terry Lee Brubaker

David A.R. Dullum

John D. Reilly

The following directors will continue to hold office until the 2016 Annual Meeting of Stockholders:

Paul W. Adelgren

David Gladstone

John H. Outland

Proposal 2: To ratify the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014.

For	Against	Abstain
13,552,391	147,816	48,905

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

May 2, 2014	By:	/s/ Danielle Jones
(Danielle Jones, Chief Financial Officer and Treasurer)